                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 American Fidelity Variable Annuity Fund A
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                                                                PRELIMINARY COPY

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
                              2000 CLASSEN CENTER
                         OKLAHOMA CITY, OKLAHOMA 73106

Dear Account A Contract Owner or Participant:

     On December 21, 1998, we will be holding the Annual Meeting for American Fidelity Variable Annuity Fund A ("Account A") to (i) elect members of the Board of Managers, (ii) ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants and (iii) consider and vote on a proposal to approve an Agreement and Plan of Reorganization whereby Account A will become a unit investment trust and exchange its assets solely for shares of American Fidelity Dual Strategy Fund, Inc. ("Dual Strategy Fund").

     If the proposed reorganization is approved and implemented, Account A will be converted from a separate account which is an open-end management investment company to a separate account which is a unit investment trust. Continuing Account A will no longer manage the investment portfolio supporting the Account A variable annuity contracts. It will hold shares in Dual Strategy Fund which will own and manage the assets in the investment portfolio formerly held by Account A. The economics to the contract owners and participants will not change.

     All of the proposals have been carefully reviewed by the Board of Managers. The managers, most of whom are not affiliated with American Fidelity, are responsible for protecting your interests as owners and participants in Account A variable annuity contracts. The Board of Managers believes these proposals are in the best interest of contract owners and participants. They recommend that you vote "For" each proposal.

     You may think your vote is insignificant, but every vote is critically important. If we do not receive sufficient proxies, we must send further mailings to secure an adequate participation at the meeting. It only takes a few minutes; please vote promptly.

     The Questions and Answers appearing at the beginning of the enclosed proxy statement is provided to answer many of the questions you may have about the reorganization proposal. More complete information follows. Please take a few moments to read all the proxy materials and then indicate your voting instructions on the enclosed form applicable to you. Once you have indicated how you wish to have your votes cast on the proposals, please be sure to sign your voting instruction form and return it in the enclosed postage-paid envelope. Please feel free to call Marvin Ewy or Derrick Owens at American Fidelity using our toll-free number (800) 654-8489 if you have any questions.

     Remember, this is your opportunity to voice your opinion on important matters. Your participation is extremely important no matter how many or how few votes you are entitled to cast.

     We appreciate and thank you for your prompt action.

                                                   Sincerely,

                                                      /s/ JOHN W. REX

                                                   John W. Rex
                                                   Chairman

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                  NOTICE OF ANNUAL MEETING OF CONTRACT OWNERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of owners of variable annuity contracts of American Fidelity Variable Annuity Fund A ("Account A"), a separate account of American Fidelity Assurance Company ("American Fidelity"), will be held at the office of American Fidelity at 2000 Classen Center, Oklahoma City, Oklahoma, at 9:00 a.m., central time on December 21, 1998, for the following purposes:

          1. To elect members of the Board of Managers of Account A to hold office until the next annual meeting of contract owners and until their successors are duly elected and qualified;

          2. To ratify or reject the selection of KPMG Peat Marwick LLP as the independent certified public accountants for Account A for the year ending December 31, 1998;

          3. To approve or disapprove an Agreement and Plan of Reorganization whereby Account A (presently an open-end management investment company) will become a unit investment trust and transfer all of its assets to American Fidelity Dual Strategy Fund, Inc. ("Dual Strategy Fund") in exchange for shares of Dual Strategy Fund; and

          4. To consider such other business as may properly come before the meeting.

     Those persons who were owners of Account A variable annuity contracts on October 5, 1998 are entitled to receive notice of and to vote at the meeting. The number of votes which each owner is entitled to cast at the meeting was also determined as of October 5, 1998.

     All owners and participants in Account A variable annuity contracts as of October 5, 1998 are invited to attend the meeting and, whether or not planning to attend, are requested to complete the accompanying form indicating your vote and forward it as promptly as possible in the enclosed self-addressed envelope which requires no postage. Please be sure to date and sign your form.

                                            By Order of the Board of Managers

                                            /s/ JOHN W. REX

                                            John W. Rex
                                            Chairman

Oklahoma City, Oklahoma
October 19, 1998

                                PROXY STATEMENT

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
                      AMERICAN FIDELITY ASSURANCE COMPANY
                              2000 CLASSEN CENTER
                         OKLAHOMA CITY, OKLAHOMA 73106
                           TELEPHONE: (405) 523-2000

     This Proxy Statement is furnished in connection with the solicitation by the Board of Managers of American Fidelity Variable Annuity Fund A ("Account A") of proxies for use at the Annual Meeting of Contract Owners. At the meeting Contract Owners will be asked to (i) elect members of the Board of Managers,
(ii) ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants and (iii) consider and vote on an Agreement and Plan of Reorganization whereby Account A (presently an open-end management investment company) will become a unit investment trust and transfer all of its assets to American Fidelity Dual Strategy Fund, Inc. ("Dual Strategy Fund") in exchange for shares of Dual Strategy Fund (the "Reorganization"). This Proxy Statement is first being mailed on October 19, 1998.

     The Board of Managers of Account A recommends a vote "For" the election of each nominee for the Board and "For" ratification of Account A's independent accountants. The Board has determined that the Reorganization is in the best interest of Account A and its Contract Owners and Participants and has unanimously approved the Reorganization. The Board recommends that the Reorganization be approved by Contract Owners at the Annual Meeting. The Reorganization, if approved, is expected to be consummated on January 1, 1999. Until then, or if the Reorganization is not approved, the Board will continue to manage Account A.

     American Fidelity Assurance Company ("American Fidelity") established Account A in 1968 as a separate account to act as a funding medium for a group tax-deferred variable annuity contract (the "Contract"). Account A has as its primary investment objective long-term growth of capital which Account A endeavors to achieve through a diversified investment portfolio consisting primarily of common stock. A secondary investment objective of Account A is the production of income. Dual Strategy Fund, a newly formed open-end management investment company, will have the same objectives in its management of the assets received from Account A in the Reorganization. The value of a Contract will not change as a result of the Reorganization, and Contract Owners will have the same contract rights after the Reorganization as before. American Fidelity will bear the expenses of the Reorganization, and fees and expenses charged to Contract Owners will not increase.

     This Proxy Statement sets forth concisely information which Contract Owners and Participants should know before casting their votes.

                                October 19, 1998

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
DEFINITIONS.....................................    2
QUESTIONS AND ANSWERS...........................    3
GENERAL VOTING INFORMATION......................    4
ELECTION OF MEMBERS OF THE BOARD OF MANAGERS....    6
RATIFICATION OR REJECTION OF SELECTION OF
  ACCOUNTANTS...................................    7
THE REORGANIZATION..............................    7
  Summary.......................................    7
  Purpose of the Reorganization.................    8
  Principal Risk Factors........................    8
  Agreement and Plan of Reorganization..........    9
  Conditions to Closing.........................    9
  Approvals of the Reorganization...............    9
  Investment Management and Service Providers...   10
  Distribution, Purchase, Withdrawal and
    Surrender Procedures........................   10

                                                  PAGE
                                                  ----
  Voting........................................   10
  Tax Consequences of the Reorganization........   11
  Comparative Fee Table.........................   11
  Capitalization................................   12
GENERAL DESCRIPTION OF AMERICAN FIDELITY,
  ACCOUNT A AND DUAL STRATEGY FUND..............   12
  American Fidelity.............................   12
  Account A.....................................   12
  Dual Strategy Fund............................   13
CONTRACT OWNER PROPOSALS........................   13
AVAILABLE INFORMATION...........................   14
OTHER BUSINESS..................................   14
APPENDIX A: Agreement and Plan of Reorganization

                                  DEFINITIONS

     As used in this Proxy Statement, the following terms have the indicated meanings unless the context expressly or by necessary implication otherwise dictates:

          Accumulation Unit: A standard of measurement used to measure the value of each account.

          Code: The Internal Revenue Code of 1986, as amended.

          Contract Owner: The entity to which a Contract is issued, which is normally the employer of Participants or an organization representing such employer.

          1940 Act: The Investment Company Act of 1940, as amended.

          Participant: A person having an interest in Account A through premium deposits, but who has not begun to receive annuity payments.

          Variable Annuity Contract: The master group contract between American Fidelity and a Contract Owner providing for annuity payments varying in amount in accordance with the investment experience of Account A. Also sometimes referred to as a "Contract."

                             QUESTIONS AND ANSWERS

     Please read the complete text of this Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted upon. Your vote is important. If you have any questions regarding the proposals, please call Marvin Ewy or Derrick Owens at American Fidelity using our toll-free number (800) 654-8489. We appreciate you investing with American Fidelity and look forward to a continuing relationship.

Q.   WHY AM I RECEIVING A PROXY STATEMENT?

A. In addition to the election of members of the Board of Managers and ratification of accountants, the Board is seeking your approval of a Reorganization which will result in the transfer of Account A's assets to a newly formed open-end management investment company, Dual Strategy Fund, in exchange for shares of Dual Strategy Fund. Account A will be converted from a separate account classified as an open-end management investment company to a separate account classified as a unit investment trust, and its name will be changed to American Fidelity Separate Account A ("Continuing Account A").

Q.   WHAT ARE THE EFFECTS OF THIS REORGANIZATION?

A. While the Reorganization will result in several structural changes, there will be no economic change to you as a Participant in an Account A Variable Annuity Contract issued by American Fidelity. All of the assets of Account A will be transferred to Dual Strategy Fund in return for shares of Dual Strategy Fund, but the Account A Variable Annuity Contracts will continue without change.

Q.   WILL I HAVE MORE INVESTMENT OPTIONS AFTER THE REORGANIZATION?

A. No. Dual Strategy Fund will be the only investment option for Account A Participants after the Reorganization. Dual Strategy Fund may, however, become an investment option for other variable annuity programs organized by American Fidelity, such as its Separate Account B, and potentially increase the asset base of Dual Strategy Fund.

Q.   WILL THERE BE A CHANGE IN MANAGEMENT AFTER THE REORGANIZATION?

A. No. As a unit investment trust after the Reorganization, Account A will no longer manage the investment portfolio supporting the Account A Variable Annuity Contracts. Continuing Account A will have no Board of Managers. Dual Strategy Fund, however, will have a Board of Directors consisting of the same persons who have been the members of Account A's Board of Managers.

Q. WILL I BE ABLE TO VOTE ON MATTERS AFFECTING DUAL STRATEGY FUND AFTER THE REORGANIZATION?

A. Yes. As a beneficial owner of Dual Strategy Fund shares, you will direct the vote for such shares. Dual Strategy Fund will not be required to hold an annual election of directors, however. Under the laws of Maryland, the state of Dual Strategy Fund's incorporation, Dual Strategy Fund must hold a meeting of shareholders to elect directors only if less than a majority of the directors have been elected by the shareholders.

Q. WILL THERE BE DIFFERENCES IN INVESTMENT OBJECTIVES AS A RESULT OF THE REORGANIZATION?

A.   No. Dual Strategy Fund will have the same investment objectives as Account
     A.

Q.   WILL I BE CHARGED THE SAME FEES AND EXPENSES AFTER THE REORGANIZATION?

A.   Yes.

Q. WILL THERE BE ANY CHANGE IN DISTRIBUTION, PURCHASE OR REDEMPTION PROCEDURES AFTER THE REORGANIZATION?

A. No. You will make purchase payments in the same manner and follow the same redemption procedures after the Reorganization.

Q.   WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE REORGANIZATION?

A. The Reorganization will not be a taxable event (i.e., no gain or loss will be recognized).

Q.   WHAT IMPACT WILL THE REORGANIZATION HAVE ON THE ASSETS OF ACCOUNT A?

A. The Contract Owners and Participants of Account A will indirectly own the same proportionate interest in the assets held by Dual Strategy Fund (through Account A's ownership of shares in Dual Strategy Fund) immediately after the Reorganization.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?

A. You can expect the same level of management expertise and high-quality shareholder service you've grown accustomed to.

Q. WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED MEETING DATE?

A. If enough Contract Owners and Participants do not vote, we may need to reschedule the meeting. We may contact you by mail, telephone, facsimile, or by personal interview. Therefore, we encourage you to vote as soon as you review the enclosed proxy materials in order to avoid additional mailings, telephone calls or other solicitations.

Q.   WHO IS PAYING FOR EXPENSES RELATED TO THE MEETING?

A.   American Fidelity.

Q.   HOW DO I VOTE?

A. Participants may vote by completing and signing the enclosed participant instruction form and mailing it in the enclosed postage paid envelope. Contract Owners will reflect their Participants' instructions in proxies which will be voted at the meeting. If you need any assistance, or have any questions regarding the proposals or how to vote, please call the toll-free number shown above.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help save the cost of any further solicitation.

Q.   HOW DO I SIGN THE PARTICIPANT INSTRUCTION FORM?

A. Voting instruction forms must be executed properly. Your name should be signed exactly as it appears in the registration at the top of the participant instruction form.

                           GENERAL VOTING INFORMATION

     Contract Owner proxies and Participant voting instructions are solicited on behalf of the Board of Managers of Account A for the Annual Meeting of Contract Owners to be held on December 21, 1998, at 9:00 a.m., central time, and at any adjournment thereof.

     The record date for Contract Owners entitled to vote at the Annual Meeting is the close of business on October 5, 1998, at which time there were votes eligible to be cast by the owners of Variable Annuity Contracts. Each Contract Owner on the record date is entitled to one vote for each Accumulation Unit in force under the Contract for Participants in the Accumulation Period. There are no retired Participants and thus there are no variable annuity units in force. Contract Owners must vote in accordance with any instructions provided by their respective Participants. Votes for which Participants have not instructed a Contract Owner must be cast by the Contract Owner in the same proportion as votes for which instructions have been received.

     American Fidelity Companies Employee Savings Plan Trust, a savings plan for the employees of American Fidelity and its affiliates ("American Fidelity
Savings Plan"), owned of record           , or      %, of Accumulation Units
outstanding on the record date. The address of the American Fidelity Savings Plan is 2000 Classen Center, Oklahoma City, Oklahoma 73106. To the knowledge of American Fidelity, no other person owned of record or beneficially more than 5% of the Accumulation Units outstanding on that date. Members of the Board of Managers owned, in the aggregate through their participation in the American Fidelity Savings Plan, less than 1% of Accumulation Units of Account A outstanding on the record date.

     Participants will forward their voting instructions to American Fidelity, which will certify the votes, by Contract, to the respective Contract Owners.
This certification will occur on November   , 1998 with respect to any Contract
which has a plurality of votes in favor of the Reorganization. A later certification will apply to other Contracts if there is additional solicitation of Participants in such Contracts. Participant instructions received after vote certification will not be counted, so it is important for Participants to vote promptly. A Contract Owner may cast the votes attributable to its Contract, as certified, by signing a proxy and forwarding it to American Fidelity or by attending and voting at the Annual Meeting.

     A Participant may revoke his or her voting instruction to a Contract Owner by written notice to the Secretary of the Board of Managers at any time before the Participant's vote is certified in writing by the Secretary to the Contract Owner. A Contract Owner may revoke a proxy at any time before it is voted by filing with the Secretary of the Board of Managers a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting.

     A majority of the votes available to Contract Owners represented in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting but will be treated as voting against any proposal. Account A's Rules and Regulations do not address the treatment and effect of abstentions, nor does Oklahoma law. Because all Variable Annuity Contracts at the record date were held directly by their owners, there can be no broker non-votes.

     All Participant voting instructions executed and received before a Contract vote has been certified will be certified to the Contract Owner in accordance with the instructions marked thereon. If a signed voting instruction form is received without any instruction marked, the Participant's vote will be certified FOR the election of all nominees as members of the Board of Managers, FOR ratification of the independent certified public accountants and FOR the Reorganization. All proxies executed and returned to American Fidelity will be voted in accordance with the instructions certified thereon.

     A majority of the votes available to the Contract Owners represented in person or by proxy at the Annual Meeting is sufficient to elect members of the Board of Managers and to ratify accountants for Account A. Approval of the Reorganization proposal requires the affirmative vote of a majority of all the votes available to Contract Owners on the record date.

     If a sufficient number of votes is not represented at the Annual Meeting to approve any proposal, the Annual Meeting may be adjourned for the purpose of further proxy solicitation or for any other purpose. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the original meeting.

     The Board knows of no other matters which are likely to be brought before the Annual Meeting. In the event any other matters do properly come before the Annual Meeting, however, the persons named in the Contract Owner proxies will vote the proxies in accordance with their best judgment.

     This solicitation is being made by use of the mails, but also may be made by telephone, facsimile transmission, telegraph, or personal interview, and the cost will be borne by American Fidelity.

                  ELECTION OF MEMBERS OF THE BOARD OF MANAGERS

     The term of office for which each person is a nominee will expire at the time Account A is converted to a unit investment trust pursuant to the Reorganization or, if earlier, the next annual meeting or when his or her successor shall have been elected and qualified. Should any nominee for the office of manager become unavailable for any reason, the person or persons acting under the proxy will vote for the election of such other person as management may recommend. All nominees are currently serving as managers and have agreed to serve if elected. Management has no reason to believe that any of the nominees will be unable to serve if elected, and to the knowledge of management, the nominees intend to serve the entire term for which election is sought. Proxies solicited for the Annual Meeting may not be voted for a greater number of persons than the number of nominees named.

     The members and nominees of the Board of Managers of Account A are as follows:

                                           DATE FIRST
                                             BECAME
                                           MANAGER OF        PRINCIPAL OCCUPATION DURING PAST
 NAME AND POSITION WITH ACCOUNT A   AGE*   ACCOUNT A           FIVE YEARS AND DIRECTORSHIPS
 --------------------------------   ----   ----------        --------------------------------
John W. Rex**                        64       1991      Director (1982 to present), President and
Chairman of Board of Managers                           Chief Operating Officer (1992 to present),
                                                        Executive Vice President (1990-1992) and
                                                        Treasurer (1972 to 1995) of American
                                                        Fidelity; Director (1982 to present);
                                                        Executive Vice President (1990 to present)
                                                        and Treasurer (1972 to 1995) of American
                                                        Fidelity Corporation
Daniel D. Adams, Jr.**               56       1991      Vice President and Investment Officer of
Secretary of Board of Managers                          American Fidelity and American Fidelity
                                                        Corporation
Jean G. Gumerson                     75       1995      President and Chief Executive Officer,
Member of Board of Managers                             Presbyterian Health Foundation
Edward C. Joullian, III**            69       1987      Chairman of the Board and Chief Executive
Member of Board of Managers                             Officer, Mustang Fuel Corporation;
                                                        Director and Interim Chairman, Fleming
                                                        Companies, Inc.; Director, The LTV
                                                        Corporation; Director of American Fidelity
                                                        and American Fidelity Corporation
Gregory M. Love                      36       1992      President and Chief Operating Officer
Member of Board of Managers                             (1995 to present), Vice President -- Real
                                                        Estate and Development (1990 to 1995) of
                                                        Love's Country Stores, Inc.; Director,
                                                        Affiliated Food Stores, Inc.
J. Dean Robertson, D.D.S., M.Ed.     81       1968      Private practice in pediatric dentistry;
Member of Board of Managers                             Professor Emeritus, University of
                                                        Oklahoma, College of Dentistry
G. Rainey Williams, Jr.              38       1992      President, Pinnacle Asset Management, Inc.
Member of Board of Managers                             (1996 to present); Managing Partner, Marco
                                                        Capital Group (1988 to 1996); Director,
                                                        Mustang Fuel Corporation

---------------

 * As of September 30, 1998.

** "Interested person" as defined in Section 2(a)(19) of the Investment Company
   Act of 1940 (the "1940 Act").

     The Board of Managers held one meeting in 1997, which was attended by all members except Messrs. Love and Williams, and has held two meetings in 1998 through the date of this Proxy Statement. Each member attended both of the 1998 meetings except Mr. Love, who did not attend either meeting, and Mr. Joullian, who did not attend one of the meetings. The Board of Managers has not established any audit, nominating or compensation committee.

     Members of the Board and officers of Account A who are also officers or employees of American Fidelity are not paid any compensation by Account A for their services to Account A. American Fidelity pays attendance fees to the other members of the Board of Managers ($500 per meeting attended except the second meeting in 1998, for which a fee of $250 was paid). None of the Board members receives any pension or retirement benefits with respect to services rendered to Account A.

     THE BOARD OF MANAGERS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES.

     Each of the persons listed above is also a member of the Board of Directors of Dual Strategy Fund. Prior to the Reorganization, if approved, American Fidelity, in its capacity as sole shareholder of Dual Strategy Fund, will re-elect as directors of Dual Strategy Fund the persons who were elected to Account A's Board of Managers at the Annual Meeting.

             RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANTS

     Subject to ratification by Contract Owners, the firm of KPMG Peat Marwick LLP has been selected as independent certified public accountants for Account A for the year ending December 31, 1998. KPMG Peat Marwick LLP has performed the audit functions for Account A for the eight years ended December 31, 1997.

     KPMG Peat Marwick LLP has no direct or indirect financial interest in Account A. Such firm is also the independent certified public accountants for American Fidelity, and it is the belief of management that the employment of the services of KPMG Peat Marwick LLP for the current fiscal year will be in the best interest of Account A.

     Account A anticipates that a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement and be available to respond to appropriate questions. At the present time, Account A does not have an audit committee composed of disinterested managers nor does it anticipate the creation of such a committee.

     THE BOARD OF MANAGERS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP.

     Prior to the Reorganization, if approved, American Fidelity will approve the selection of KPMG Peat Marwick LLP as independent certified public accountants for Dual Strategy Fund if Contract Owners ratify the firm's selection at the Annual Meeting.

                               THE REORGANIZATION

SUMMARY

     American Fidelity, Account A and Dual Strategy Fund have agreed that, subject to approval by Contract Owners, they will engage in certain transactions described in the Agreement and Plan of Reorganization attached as Appendix A to this Proxy Statement. As a result of the Reorganization, Account A will be changed from a management investment company into a unit investment trust (renamed Continuing Account A) which invests in Dual Strategy Fund. In the Reorganization, all of the assets of Account A will be transferred to Dual Strategy Fund in exchange for shares of Dual Strategy Fund. The value, immediately after the Reorganization, of Contracts funded by Continuing Account A will be identical to their value immediately prior to the Reorganization.

     At present, Account A is a separate account classified as an open-end diversified management investment company, as defined in the 1940 Act. Account A is supervised by a Board of Managers having a majority of members drawn from outside American Fidelity. Account A invests directly in a diversified portfolio of equity securities, mainly common stock, in accordance with the investment objectives and policies outlined in its Prospectus. Account A's assets come exclusively from Participant premium payments and accumulated values under the Account A Variable Annuity Contracts issued by American Fidelity. Dual Strategy Fund is an open-end diversified management investment company with substantially the same investment objectives as Account A. It will serve as the funding vehicle for Account A and certain other variable annuity contracts issued by American Fidelity. Dual Strategy Fund is supervised by its Board of Directors, which is comprised of the same persons as the members of the Board of Managers of Account A.

     Because Continuing Account A will no longer be a management investment company after the Reorganization, the Board of Managers will no longer be necessary and will cease to exist. Likewise, Continuing Account A will not employ an investment adviser and therefore will incur no investment management fees. Dual Strategy Fund, however, will incur investment management fees and the other expenses of operating its portfolio. Dual Strategy Fund will have the same investment adviser and sub-advisers as Account A, and Dual Strategy Fund will operate pursuant to investment objectives and policies that are substantially the same as those of Account A. Aggregate fees and expenses of Continuing Account A and Dual Strategy Fund after the Reorganization will not be different from those of Account A prior to the Reorganization. American Fidelity will pay all costs and expenses associated with effecting the Reorganization.

     After the Reorganization, Continuing Account A Contract Owners and Participants will exercise voting rights by instructing American Fidelity with regard to how shares of Dual Strategy Fund attributable to their Contracts should be voted. Presently, Contracts Owners vote directly in accordance with instructions from their respective Participants. Each Continuing Account A Participant will have the same voting power in relation to other Continuing Account A Participants after the Reorganization that he or she had before the Reorganization. In each case, the person's voting power would be proportional to his or her indirect economic interest in Dual Strategy Fund. American Fidelity will vote Dual Strategy Fund shares held by Account A for which no voting instructions have been received in the same proportion as those for which instructions have been received.

     The Reorganization is intended to be tax free under Section 368(a)(1)(C) of the Code.

PURPOSE OF THE REORGANIZATION

     The purpose of the Reorganization is to enable Dual Strategy Fund to act as the underlying investment medium for Continuing Account A, as well as other separate accounts of American Fidelity. American Fidelity intends to offer Dual Strategy Fund as an investment option to participants in the AF Advantage Variable Annuity offered through its Separate Account B. Adding Dual Strategy Fund as an investment choice for participants in Separate Account B, and possibly other separate accounts in the future, may increase the asset base of Dual Strategy Fund which should result in economies and efficiencies that will benefit Continuing Account A Contract Owners and Participants.

PRINCIPAL RISK FACTORS

     The principal risk factors involved in investing in Continuing Account A and Dual Strategy Fund will be substantially similar to the principal risk factors currently associated with investing in Account A. Those risk factors are that the investments made by Dual Strategy Fund may not appreciate in value or will, in fact, lose value. Specifically, the principal investment risk applicable to both Account A and Dual Strategy Fund is "market risk," which refers to the degree to which the price of a security will react to changes in conditions in the securities markets, changes in an issuer's situation and changes in overall level of interest rates. There is also "financial risk," which refers to the ability of the issuer of a security to pay principal and interest when due or to maintain or increase dividends; and "current income volatility," which refers to the degree to which and the timing by which changes in the overall level of interest rates or other underlying economic variables or indices affect the current income from an investment.

AGREEMENT AND PLAN OF REORGANIZATION

     The Agreement and Plan of Reorganization provides that on the closing date of the Reorganization (the "Closing Date"), Account A will transfer all portfolio assets and related liabilities of Account A in return for shares of Dual Strategy Fund of equal value. The Closing Date is presently expected to be January 1, 1999. American Fidelity will record shares issued by Dual Strategy Fund as assets of Continuing Account A. The Account A assets include cash, securities and other investments held or in transit, accounts receivable for sold investments, and dividends and interest receivable. The number of shares of Dual Strategy Fund to be issued in exchange will be determined by dividing the value of the net assets of Account A to be transferred, as of the close of trading on the first business day preceding the Closing Date, by the per share value of the Dual Strategy Fund shares. The shares of Dual Strategy Fund, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

     As of the Closing Date, American Fidelity will cause the shares of Dual Strategy Fund it receives pursuant to the Reorganization to be duly and validly recorded and held on its records as assets of Continuing Account A, such that the Contract Owners' interests in Continuing Account A after the Closing Date will then be exactly equal to their former interests in Account A. American Fidelity will take all action necessary to ensure that such interests in Continuing Account A, immediately following the Closing Date, are duly and validly recorded on the Contract Owners' and Participants' individual account records.

CONDITIONS TO CLOSING

     The Agreement and Plan of Reorganization contains several conditions that must be satisfied before the Reorganization can be completed. The primary conditions that remain to be fulfilled are the approval of the Reorganization by Contract Owners and Participants and the issuance of an order by the Securities and Exchange Commission that provides exemptive relief and approval necessary to effect the Reorganization. If issued, that order will be based, in part, upon a finding that the terms of the Reorganization, including the terms of the exchange of Account A assets for Dual Strategy Fund shares, are fair, reasonable and free from overreaching. The order will not constitute a finding that Contract Owners and Participants should or should not approve the Reorganization. Rather, the order would find that if such approval is given, permitting the Reorganization to take place would be in the public interest and consistent with the protection of investors.

     Certain other conditions in the Agreement and Plan of Reorganization deal with the obligations of the parties to the Agreement to make all necessary state and federal disclosure and regulatory filings, to obtain all necessary state and federal regulatory approvals, and to obtain opinions of counsel regarding legal and tax consequences of the Reorganization. The Reorganization's closing also would not take place if the Securities and Exchange Commission were to issue an unfavorable advisory report regarding the Reorganization or to institute any proceeding seeking to enjoin the Reorganization. No such report or proceeding is anticipated.

APPROVALS OF THE REORGANIZATION

     The Board of Managers of Account A, including those members who are not "interested persons" of Account A or of American Fidelity, unanimously approved the Reorganization and the participation of Account A in it. Their approval was based upon their findings that the Reorganization would be in the best interest of Account A and that Contract Owners and Participants would not suffer any dilution of their interests as a result of the exchange of Account A assets for shares of Dual Strategy Fund. THE BOARD OF MANAGERS RECOMMENDS A VOTE IN FAVOR OF THE REORGANIZATION.

     The Board of Directors of Dual Strategy Fund, including those directors who are not "interested persons" of Dual Strategy Fund or of American Fidelity, unanimously approved the Agreement and Plan of Reorganization and Dual Strategy Fund's participation in it. Their approval also was based upon their findings that the Reorganization would be in the best interests of Dual Strategy Fund and that no participant or owner of a variable annuity funded by Dual Strategy Fund would suffer any dilution of his or her interest as a result of the Reorganization.

INVESTMENT MANAGEMENT AND SERVICE PROVIDERS

     Dual Strategy Fund has the same management as Account A, the same investment adviser and sub-advisers, custodian and independent accountants.

     Account A is managed by its Board of Managers. The affairs of Account A are conducted in accordance with Rules and Regulations adopted by the Board of Managers of Account A and the Board of Directors of American Fidelity.

     American Fidelity serves as the investment adviser to Account A and develops and implements an investment program subject to the supervision of the Board of Managers. American Fidelity has contracted with two sub-advisers, Lawrence W. Kelly & Associates, Inc. and Todd Investment Advisors, Inc., to render investment advisory services to Account A. The sub-advisers have provided such services since 1995. These services include providing recommendations on management of assets, providing research reports and information, determining those securities to be bought or sold and placing orders for the purchase or sale of securities. Investment decisions regarding Account A's portfolio are subject to the control of the Board of Managers. Kelly's address is 200 South Los Robles Avenue, Suite 510, Pasadena, California 91101 and Todd Investments' address is 101 South Fifth Street, Suite 3160, Louisville, Kentucky 40202. American Fidelity and both sub-advisers are registered with the SEC under the Investment Advisers Act of 1940.

     Dual Strategy Fund is managed by its Board of Directors, which is comprised of the same persons who serve on Account A's Board of Managers. American Fidelity also serves as investment adviser to Dual Strategy Fund and conducts its business and affairs. American Fidelity has also engaged Kelly and Todd Investments to act as Dual Strategy Fund's sub-advisers to provide the day-to-day portfolio management for Dual Strategy Fund. The Board of Directors is responsible for deciding matters of general policy and reviewing the actions of American Fidelity and the sub-advisers, the custodian and other providers of services to Dual Strategy Fund. The investment advisory, sub-advisory and custodial agreements of Account A and Dual Strategy Fund are substantially identical.

     American Fidelity Securities, Inc., 2000 Classen Center, Oklahoma City, Oklahoma 73106, will continue to serve as the principal underwriter for the Contracts, and InvestTrust, N.A., Account A's recently appointed custodian, is the custodian for Dual Strategy Fund. KPMG Peat Marwick LLP is the independent accountant for Account A and will also serve as the independent accountant for Dual Strategy Fund.

DISTRIBUTION, PURCHASE, WITHDRAWAL AND SURRENDER PROCEDURES

     The distribution, purchase, withdrawal and surrender procedures provided for in the Account A Variable Annuity Contracts will not be altered as a result of the Reorganization.

VOTING

     Each share of Dual Strategy Fund outstanding is entitled to one vote on all matters submitted to a vote of shareholders. The shares have noncumulative voting rights. American Fidelity will be the legal owner of the Dual Strategy Fund shares beneficially owned by Continuing Account A Participants. However, when Dual Strategy Fund solicits proxies in conjunction with a shareholder vote, American Fidelity will obtain from Contract Owners and Participants instructions as to how to vote those shares. American Fidelity will vote the Dual Strategy Fund shares in proportion to those instructions. American Fidelity believes that these procedures will not result in any diminution of the voting power of Contract Owners and Participants. The only difference in voting power before and after the Reorganization results from the fact that Account A may not be the only separate account with money invested in Dual Strategy Fund. Thus, other separate accounts' contract owners and participants would also instruct American Fidelity with regard to Dual Strategy Fund shares in proportion to their indirect economic interests.

TAX CONSEQUENCES OF THE REORGANIZATION

     American Fidelity believes, based on its review of existing Federal income tax laws and regulations, that the transfer of portfolio assets from Account A to Dual Strategy Fund in exchange for the issuance of shares of Dual Strategy Fund will be a tax-free event. Neither Account A, Dual Strategy Fund nor Continuing Account A will realize any gain or loss on the asset transfer, and Dual Strategy Fund will succeed to the same adjusted basis of the portfolio assets as such assets had prior to the transfer. American Fidelity has received an opinion of counsel confirming the tax-free nature of the Reorganization. However, to the extent any tax liability arises out of this transfer, American Fidelity will bear the liability.

COMPARATIVE FEE TABLE

     After the Reorganization, Continuing Account A, as a unit investment trust, will have no investment management fee. However, its assets will be invested in shares of Dual Strategy Fund that bear the advisory and operating expenses. The following comparative fee table and examples illustrate the charges and deductions currently applicable to Account A and the charges and deductions that will be applicable to Continuing Account A after the Reorganization, including the fees and expenses of Dual Strategy Fund.

                             BEFORE REORGANIZATION

Contract Owner Transaction Expenses (as a percentage of
  purchase payments)
  Sales Load Imposed on Purchases...........................      3.00%
  Administrative Expense....................................      0.25%
  Minimum Death Benefit Expense.............................      0.75%
  Deferred Sales Load.......................................       None
  Surrender Fees............................................       None
  Exchange Fee..............................................       None
Per Payment Charge..........................................  $    0.50
One-time Contract Fee.......................................  $   15.00
Annual Expenses (as a percentage of average net assets)
  Management Fee............................................    .50000%
  Mortality and Expense Risk Fees...........................    .96025%
                                                              ---------
          Total Annual Expenses.............................   1.46025%
                                                              =========

                              AFTER REORGANIZATION

Contract Owner Transaction Expenses (as a percentage of
  purchase payments)
  Sales Load Imposed on Purchases...........................      3.00%
  Administrative Expense....................................      0.25%
  Minimum Death Benefit Expense.............................      0.75%
  Deferred Sales Load.......................................       None
  Surrender Fees............................................       None
  Exchange Fee..............................................       None
Per Payment Charge..........................................  $    0.50
One-time Contract Fee.......................................  $   15.00
Account A Annual Expenses (as a percentage of average net
  assets)
  Mortality and Expense Risk Fees...........................    .96025%
Dual Strategy Fund Expenses (as a percentage of average net
  assets)
  Management Fee............................................    .50000%
                                                              ---------
          Total Account A and Dual Strategy Fund Annual
           Expenses.........................................   1.46025%
                                                              =========

     In addition to the fees shown, premium taxes may be charged by some states on purchase payments or amounts annuitized.

     If you surrender your Contract or annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
Account A....................................   $69       $99      $131       $221
Continuing Account A.........................   $69       $99      $131       $221

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance. Under Federal income tax laws, a penalty tax may be assessed upon withdrawal or amounts accumulated under any Variable Annuity Contract.

CAPITALIZATION

     The following table sets forth the capitalization of Account A and Dual Strategy Fund as of June 30, 1998 and the pro forma capitalization of Continuing Account A and Dual Strategy Fund as if the Reorganization had occurred on that date. The Reorganization will be accounted for as a purchase of net assets by Dual Strategy Fund from Account A. The cost basis of the assets acquired by Dual Strategy Fund will be restated to value on the date of the Reorganization. The table reflects that one share of Dual Strategy Fund would be issued to Continuing Account A for every $22.694 of net assets transferred to Dual Strategy Fund, a figure representing the net asset value per share of Dual Strategy Fund on June 30, 1998.

                                                          JUNE 30, 1998 (UNAUDITED)
                                      ------------------------------------------------------------------
                                                    NET ASSET
                                                    VALUE PER     NET ASSET   ACCUMULATION
                                      NET ASSETS   ACCUMULATION   VALUE PER      UNITS         SHARES
                                      (IN 000'S)       UNIT         SHARE     OUTSTANDING    OUTSTANDING
                                      ----------   ------------   ---------   ------------   -----------
Account A...........................   $167,786      $22.694           N/A     7,393,375            N/A
Pro Forma Continuing Account A......    167,786       22.694           N/A     7,393,375            N/A
Dual Strategy Fund..................        -0-          N/A           -0-           N/A            -0-
Pro Forma Dual Strategy Fund........    167,786          N/A       $22.694           N/A      7,393,375

                   GENERAL DESCRIPTION OF AMERICAN FIDELITY,
                        ACCOUNT A AND DUAL STRATEGY FUND

AMERICAN FIDELITY

     American Fidelity is an Oklahoma stock life insurance company organized in 1960. Its principal executive offices are located at 2000 Classen Center, Oklahoma City, Oklahoma 73106, telephone number (405) 523-2000. American Fidelity is licensed to conduct life, annuity and accident and health insurance business in 49 states and the District of Columbia.

     American Fidelity has been a wholly owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, whose managing general partners are William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore M. Elam. The address of both American Fidelity Corporation and Cameron Enterprises, A Limited Partnership is 2000 Classen Center, Oklahoma City, Oklahoma 73106. American Fidelity has served as the investment adviser to Account A since 1968. American Fidelity does not serve as investment adviser to any other variable annuity, mutual fund or other company.

ACCOUNT A

     Since 1968, American Fidelity has maintained Account A as a separate account under Oklahoma insurance law. Account A is registered with the Securities and Exchange Commission as an open-end diversified management investment company under the 1940 Act, which means that at least 75% of the value of the total assets of Account A is represented by cash and cash items, government securities, securities of other investment companies and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of Account A and to not more than 10% of the outstanding voting securities of such issuer. Account A has no subaccounts.

     The assets of Account A are segregated from the assets of American Fidelity and, under Oklahoma law, may not be charged with the liabilities arising out of other business activities of American Fidelity. Account A income, gains or losses, realized or unrealized, are credited to or charged against Account A without regard to income, gains or losses of American Fidelity. The obligations arising under the Variable Annuity Contracts are not obligations of American Fidelity. Account A has no sub-accounts.

     As of the record date, no single Variable Annuity Contract accounted for more than 10% of the assets of Account A.

DUAL STRATEGY FUND

     Dual Strategy Fund is an open-end, diversified management investment company incorporated under the laws of Maryland on March 18, 1998 to be the successor to Account A. An investor in Dual Strategy Fund is entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on its investments. Likewise, an investor shares pro rata in any losses of Dual Strategy Fund.

     Dual Strategy Fund will initially offer its shares solely to Continuing Account A as the funding vehicle for the Contracts. American Fidelity intends, in the near future, to add Dual Strategy Fund as an investment option for participants in American Fidelity's Separate Account B. Dual Strategy Fund shares are not offered directly to the general public. American Fidelity will hold all shares of Dual Strategy Fund attributable to American Fidelity separate accounts. Thus American Fidelity may be deemed a controlling person of Dual Strategy Fund, as that term is defined in the 1940 Act. Dual Strategy Fund may offer its shares to other insurance company separate accounts supporting other variable annuity contracts, although it has no present plans to do so.

                            CONTRACT OWNER PROPOSALS

     Under the regulations of the Securities and Exchange Commission, a Contract Owner proposal intended for presentation at an annual meeting must be received at Account A's principal executive offices not less than 120 days in advance of the date of Account A's proxy statement released to Contract Owners in connection with the previous year's annual meeting of Contract Owners. Account A will not have an annual meeting in 1999 if the Reorganization is approved and implemented. Absent the Reorganization, Account A will announce the date of its 1999 annual meeting sufficiently in advance to provide Contract Owners a reasonable time to submit proposals.

                             AVAILABLE INFORMATION

     Account A will furnish, without charge, a copy of its 1997 annual report and its June 30, 1998 semi-annual report to any Contract Owner or Participant upon request. To obtain these reports, you may write to American Fidelity at P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523 or call our toll-free number
(800) 654-8489.

     Account A and Dual Strategy Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. This information, including proxy and information statements, may be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and its regional offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of the material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains information filed by Account A and Dual Strategy Fund, each of which files such information electronically with the SEC.

                                 OTHER BUSINESS

     The Board of Managers knows of no other business which will be presented for action at the meeting. If any other matter should properly come before the meeting, it is the intention of the persons named in the form of proxy sent to Contract Owners to vote the same in accordance with their best judgment.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS PROMPTLY.

                                            BY ORDER OF THE BOARD OF MANAGERS

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is entered into
this      day of October, 1998, by and among American Fidelity Assurance Company
("American Fidelity"), a stock life insurance company organized and existing under the laws of the State of Oklahoma, American Fidelity Variable Annuity Fund A ("Account A"), a managed separate account organized under the insurance laws of the State of Oklahoma, and American Fidelity Dual Strategy Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland.

     WHEREAS, Account A is registered with the Securities and Exchange Commission (the "Commission") as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, Account A is managed by a Board of Managers and has the primary investment objective of long-term capital growth;

     WHEREAS, Account A currently funds group variable annuity contracts ("Contracts") issued by American Fidelity;

     WHEREAS, Account A has offered and sold Contracts and accepted premium payments with respect to outstanding Contracts pursuant to a registration statement on Form N-3 filed under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, American Fidelity is the investment adviser to Account A;

     WHEREAS, the Fund is a newly formed Maryland corporation and is in registration with the Commission as an open-end diversified management investment company under the 1940 Act;

     WHEREAS, the Fund, to the extent permitted by the 1940 Act, will serve as an investment vehicle for variable annuities issued by American Fidelity;

     WHEREAS, pursuant to this Agreement, Account A will transfer its portfolio assets to the Fund and be converted into a unit investment trust ("Continuing Account A") (the "Reorganization");

     WHEREAS, following the Reorganization, Continuing Account A will be a passive investment vehicle with no Board of Managers, no investment adviser and no active portfolio of investments, but will invest exclusively in shares of the Fund;

     WHEREAS, following the Reorganization, the Fund will have the same investment objectives, substantially the same investment policies and restrictions, the same Board membership, and the same investment adviser and sub-advisers as Account A had prior to the Reorganization;

     WHEREAS, the Board of Managers of Account A (the "Board"), including those members who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has considered and approved the participation of Account A in the Reorganization contemplated by this Agreement, based on its finding that such participation would be in the best interests of Account A and would not result in the dilution of the interests of owners of Contracts ("Contract Owners");

     WHEREAS, the Board of Directors of the Fund, including those directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has considered and approved the participation of the Fund in the Reorganization, based on its finding that such participation would be in the best interests of the Fund and would not result in the dilution of the interests of any Contract Owners; and

     WHEREAS, this Agreement is conditioned upon approval of the Reorganization by majority vote, as defined in the 1940 Act and rules thereunder, of the Contract Owners of Account A at a meeting called for that purpose, or any adjournments thereof;

     NOW, THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  CLOSING DATE

     SECTION 1.01 The Reorganization shall be effective on January 1, 1999, or at such other date as may be mutually agreed upon by all parties to this Agreement (the "Closing Date"). The time on the Closing Date as of which the Reorganization is consummated is referred to hereinafter as the "Effective Time."

     SECTION 1.02 The parties agree to use their best efforts to obtain all regulatory and Contract Owner approvals and perform all other acts necessary or desirable to complete the Reorganization as of the Closing Date.

                                   ARTICLE II

                          REORGANIZATION TRANSACTIONS

     SECTION 2.01 As of the Effective Time, American Fidelity, on behalf of Account A, will sell, assign and transfer all cash, securities and other investments held or in transit, receivables for sold investments and dividend and interest receivables ("portfolio assets") of Account A to the Fund, the portfolio assets to be held as the property of the Fund.

     SECTION 2.02 In exchange for the portfolio assets of Account A, the Fund will issue shares to American Fidelity for the account of Continuing Account A and will assume any unsatisfied liabilities incurred by Account A before the Effective Time, including obligations to pay for securities or other investments purchased and to pay accrued management and investment advisory fees. The number of full and fractional shares of the Fund to be issued in the exchange shall be determined by dividing the value of the net assets of Account A to be transferred, as of the close of trading on the first business day preceding the Closing Date, by the initial share value assigned to the shares of the Fund.

     SECTION 2.03 As of the Effective Time, American Fidelity shall cause the shares it receives from the Fund, pursuant to Section 2.02 above, to be duly and validly recorded and held on its records as assets of Continuing Account A, such that the Contract Owners' interests in Continuing Account A after the Closing Date will then be equivalent to their interests in Account A immediately prior to the Reorganization. American Fidelity shall take all action necessary to ensure such interests in Continuing Account A, immediately following the Effective Time, are duly and validly recorded on the Contract Owners' and participants' individual account records.

     SECTION 2.04 The Fund shares to be issued hereunder shall be issued in open account form by book entry without the issuance of certificates. Each share that is issued pursuant to Section 2.02 above will be issued for a consideration equal to the initial value of Fund shares.

     SECTION 2.05 If, at any time after the Closing Date, Continuing Account A, the Fund or American Fidelity shall determine that any further conveyance, assignment, documentation or action is necessary or desirable to complete the Reorganization contemplated by this Agreement or to confirm full title to the assets transferred, the appropriate party or parties shall execute and deliver all such instruments and take all such actions.

     SECTION 2.06 Following the Closing Date, American Fidelity shall make available to the Account A Contract Owners a contract endorsement which shall provide for investments in the Fund. This endorsement shall be made available to Contract Owners as regulatory authority is obtained.

     SECTION 2.07 Following the Closing Date, American Fidelity shall reimburse Contract Owners to the extent that they are charged indirectly Fund expenses (investment management fees plus other operating expenses) at a rate that exceeds the rate at which such expenses would have been charged to them by

Account A had there been no Reorganization. Such reimbursement shall not apply to any federal income tax if the Fund fails to qualify as a "regulated investment company" under the applicable provisions of the Internal Revenue Code, or to any charge for American Fidelity's federal income taxes attributable to the Contracts, provided American Fidelity has reserved in the Contracts the right to charge Contract Owners for such taxes.

                                  ARTICLE III

                           WARRANTIES AND CONDITIONS

     SECTION 3.01 Account A, American Fidelity and the Fund, as appropriate, make the following representations and warranties, which shall survive the Closing Date and bind their respective successors and assigns, including Continuing Account A:

          (a) There are no suits, actions or proceedings pending or threatened against any party to this Agreement which, to its knowledge, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or its ability to carry out its obligations hereunder;

          (b) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state, territory or the District of Columbia pending against any party to this Agreement which, to its knowledge, would lead to any suit, action or proceeding that would materially and adversely affect its financial condition, the conduct of its business or its ability to carry out its obligations hereunder;

          (c) Should any party to this Agreement become aware, prior to the Effective Time, of any suit, action or proceeding, of the types described in paragraph (a) or (b) above, instituted or commenced against it, it shall immediately notify and advise all other parties to this Agreement;

          (d) Immediately prior to the Effective Time, American Fidelity, on behalf of Account A, shall have valid and unencumbered title to the portfolio assets of Account A, except with respect to those assets for which payment has not yet been made;

          (e) Each party shall make available all information concerning itself which may be required in any application, registration statement or other filing with a governmental body to be made by the Fund, American Fidelity or Account A, or any or all of them, in connection with any of the transactions contemplated by this Agreement and shall join in all such applications or filings, subject to reasonable approval of their counsel. Each party represents and warrants that all of such information so furnished shall be correct in all material respects and that it shall not omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and

          (f) Other than with respect to contracts entered into in connection with the portfolio management of Account A which shall terminate on or prior to the Closing Date, no party is currently engaged, and the execution, delivery and performance of this Agreement by each party will not result, in a material violation of any such party's charter, by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which such party is bound, and to such party's knowledge, the execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which any such party may be a party or to which it is bound.

     SECTION 3.02 The obligations of the parties hereunder shall be subject to satisfaction of each of the following conditions:

          (a) The representations contained herein shall be true as of and at the Effective Time with the same effect as though made at such time, and such parties shall have performed all obligations required by this Agreement to be performed by each of them prior to such time;

          (b) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby;

          (c) The appropriate parties shall have received orders from the Commission providing such exemptions and approvals as they and their counsel reasonably deem necessary, including an order pursuant to Section 17(b) of the 1940 Act, and shall have made all necessary filings, if any, with, and received all necessary approvals from, state securities or insurance authorities;

          (d) Account A and the Fund shall have filed with the Commission a registration statement on Form N-14 under the 1933 Act, and such amendments thereto as may be necessary or desirable for the registration of the shares issued by the Fund to Continuing Account A in exchange for Account A's investment portfolio and for the registration of the separate account interests in Continuing Account A to Contract Owners in exchange for the outstanding securities of Account A held by the Contract Owners, thereby effecting the purposes of the Reorganization; provided, however, such filing shall not be required if counsel to Account A and the Fund determines that registration on Form N-14 is not necessary in accordance with advice of the staff of the Commission with respect to conversion transactions similar to the Reorganization;

          (e) The Fund shall have filed a notification of registration on Form N-8A under the 1940 Act, a registration statement on Form N-1A under the 1933 Act and the 1940 Act, and such amendments thereto as may be necessary or desirable to effect the purposes of the Reorganization;

          (f) On behalf of Account A, American Fidelity shall have filed on Form N-4 a post-effective amendment to the registration statement of Account A under the 1933 Act and the 1940 Act, and such amendments thereto as may be necessary or desirable to effect the purposes of the Reorganization;

          (g) The appropriate parties shall have taken all actions necessary for the filings required by paragraphs 3.02(d) through (f) to become effective, and no reason shall be known by the parties which would prevent such filings from becoming effective in a timely manner;

          (h) At a Contract Owners' meeting called for such purpose (or any adjournments thereof), a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of Account A shall have voted in favor of approving this Agreement and the Reorganization;

          (i) The Board of Directors of the Fund shall have taken the following actions:

             (1) approve this Agreement and the Reorganization;

             (2) approve the investment advisory agreement between the Fund and American Fidelity;

             (3) approve the investment sub-advisory agreements with each of Lawrence W. Kelly & Associates, Inc. and Todd Investment Advisors, Inc. with respect to sub-advisory services for the Fund;

             (4) approve investment objectives, policies and restrictions for the Fund that are substantially identical to the investment objectives, policies and restrictions of Account A as in effect immediately prior to the Reorganization (which may include changes approved at the Contract Owners' meeting referred to above); and

             (5) authorize the issuance on the Closing Date by the Fund of its shares at the initial net asset value per share in exchange for the portfolio assets of Account A, as contemplated by this Agreement;

          (j) American Fidelity and Account A shall have received an opinion of counsel to the Fund (who may be the same as counsel to American Fidelity and Account A) in form and substance reasonably satisfactory to them to the effect that, as of the Closing Date:

             (1) the Fund is duly incorporated and in good standing under the laws of the State of Maryland;

             (2) the Fund is authorized to issue shares for the purposes contemplated by this Agreement and is duly registered as an investment company under the 1940 Act;

             (3) the shares of the Fund to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable;

             (4) all corporate and other proceedings necessary and required to be taken by or on the part of the Fund to authorize and carry out this Agreement and effect the Reorganization have been duly and properly taken; and

             (5) this Agreement is a valid obligation of the Fund and legally binding upon it in accordance with its terms;

          (k) The Fund and Account A shall have received an opinion from counsel to American Fidelity (who may be the same as counsel to the Fund and Account A) in form and substance reasonably satisfactory to them to the effect that, as of the Closing Date:

             (1) American Fidelity is duly incorporated and in good standing under the laws of the State of Oklahoma and is fully empowered and qualified to carry out its business in all jurisdictions where it does so, including to enter into this Agreement and effect the transactions contemplated hereby;

             (2) all corporate and other proceedings necessary and required to be taken by or on the part of Account A and American Fidelity to authorize and carry out this Agreement and to effect the Reorganization have been duly and properly taken; and

             (3) this Agreement is a valid obligation of American Fidelity and Account A and legally binding upon them in accordance with its terms;

          (l) American Fidelity shall have received an opinion of counsel that the Reorganization will have no adverse tax consequences on any of the parties or on Contract Owners; and

          (m) Each party shall have furnished as reasonably requested by any other party, other legal opinions, officers' certificates, incumbency certificates, certified copies of board and committee resolutions, good standing certificates, and other closing documentation as may be appropriate for a transaction of this type.

                                   ARTICLE IV

                                     COSTS

     SECTION 4.01 American Fidelity shall bear all expenses in connection with effecting the Reorganization contemplated by this Agreement, including, without limitation, preparation and filing of registration statements and applications and amendments on behalf of any and all parties hereto, and all legal, accounting and data processing services necessary to effect the Reorganization.

                                   ARTICLE V

                                  TERMINATION

     SECTION 5.01 This Agreement may be terminated and the Reorganization abandoned at any time prior to the Effective Time, notwithstanding approval by Contract Owners,

          (a) by mutual consent of the parties hereto;

          (b) by any of the parties if any condition set forth in Section 3.02 has not been fulfilled by the other parties; and

          (c) by any of the parties if the Reorganization does not occur as of March 31, 1999, and no subsequent date can be mutually agreed upon.

     SECTION 5.02 At any time prior to the Effective Time, any of the terms or conditions of this Agreement may be waived by the party or parties entitled to the benefit thereof if such waiver will not have a material adverse effect on the interests of the Contract Owners.

     IN WITNESS WHEREOF, as of the day and year first above written, each of the parties has caused this Agreement to be executed on its behalf by its President or Chairman and attested by its Secretary, all thereunto duly authorized.

ATTEST:                                            AMERICAN FIDELITY ASSURANCE COMPANY

By:                                                By:
    ----------------------------------------           ----------------------------------------
    Stephen P. Garrett, Secretary                      John W. Rex, President

ATTEST:                                            AMERICAN FIDELITY VARIABLE ANNUITY FUND A

By:                                                By:
    ----------------------------------------           ----------------------------------------
    Daniel D. Adams, Jr., Secretary                    John W. Rex, Chairman

ATTEST:                                            AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

By:                                                By:
    ----------------------------------------           ----------------------------------------
    Daniel D. Adams, Jr., Secretary                    John W. Rex, President

                       INSTRUCTIONS OF PARTICIPANT UNDER
                   GROUP VARIABLE ANNUITY CONTRACT CONCERNING
                        MATTERS TO BE VOTED UPON AT THE
               ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS

Name Billing Number ____________________

Number of Votes Attributable to Participant's Individual Account
____________________

     The undersigned participant under a group variable annuity contract of American Fidelity Variable Annuity Fund A ("Account A") hereby notifies the owner of such contract of his or her instructions relative to the casting of votes attributable to the participant's individual account upon the matters to be voted upon at the Annual Meeting of Variable Annuity Contract Owners to be held on December 21, 1998, or any adjournment thereof.

      1. Election of Managers:

       [ ] FOR ALL NOMINEES LISTED BELOW    [ ] WITHHOLD AUTHORITY to
          (Except as marked to the             vote for all nominees listed
                                            below
          contrary)

 John W. Rex, Daniel D. Adams, Jr., Jean G. Gumerson, Edward C. Joullian, III,
          Gregory M. Love, J. Dean Robertson, G. Rainey Williams, Jr.

INSTRUCTIONS: To withhold authority to vote for an individual nominee write the nominee's name on the space provided:

--------------------------------------------------------------------------------

    2. Proposal to ratify the appointment of KPMG Peat Marwick LLP as Account A's independent certified public accountants for 1998.

       [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

     3. To approve an Agreement and Plan of Reorganization whereby Account A (presently an open-end management investment company) will become a unit investment trust and transfer all of its assets to American Fidelity Dual Strategy Fund, Inc. ("Dual Strategy Fund") in exchange for shares of Dual Strategy Fund.

       [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

     4. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

    Please complete this form and forward it, as promptly as possible, in the enclosed self-addressed envelope which requires no postage. To ensure that your
vote is counted, you should send it early enough to be received by November   ,
1998.

THE BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" THE NOMINEES, THE RATIFICATION OF ACCOUNTANTS AND THE REORGANIZATION. UNLESS CONTRARY INSTRUCTIONS ARE GIVEN ABOVE, THE PARTICIPANT'S VOTE WILL BE CAST FOR ALL NOMINEES AND FOR ALL PROPOSALS.

DATE ____________________ SIGNATURE

                                     PROXY

     The undersigned Contract Owner of American Fidelity Variable Annuity Fund A ("Account A") does hereby constitute and appoint JOHN W. REX and DANIEL D. ADAMS, JR., or either of them (with full power to act alone), as attorneys and agents for the undersigned, to vote as proxies for the undersigned and with full power of substitution to attend and represent the undersigned at the Annual Meeting of Variable Annuity Contract Owners of Account A, to be held at the office of American Fidelity Assurance Company, 2000 Classen Center, Oklahoma City, Oklahoma, on December 21, 1998, at 9:00 A.M., Central Time, and at any adjournments thereof, and for or on behalf of the undersigned to vote upon propositions described below and upon any related or other business which may properly come before the meeting according to the number of votes attributable to the group contract owned by the undersigned, which the undersigned would be entitled to vote if personally present, hereby revoking any proxy or proxies heretofore given by the undersigned.

1. Election of Managers:

 John W. Rex, Daniel D. Adams, Jr., Jean G. Gumerson, Edward C. Joullian, III,
          Gregory M. Love, J. Dean Robertson, G. Rainey Williams, Jr.,

2. Proposal to ratify the appointment of KPMG Peat Marwick LLP as Account A's independent certified public accountants for 1998.

3. To approve an Agreement and Plan of Reorganization whereby Account A (presently an open-end management investment company) will become a unit investment trust and transfer all of its assets to American Fidelity Dual Strategy Fund, Inc. ("Dual Strategy Fund") in exchange for shares of Dual Strategy Fund.

4. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     THE BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" THE NOMINEES, THE RATIFICATION OF ACCOUNTANTS AND THE REORGANIZATION. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated ____________________________ , 1998
                                     ___________________________________________
                                                                       Contract
                                           Owner

                                            By

                                             Name

                                             Title

PLEASE SIGN THIS FORM AND FORWARD IT, NO LATER THAN DECEMBER 17, 1998, IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE. THE ABSENCE OF A QUORUM WOULD REQUIRE THE SCHEDULING OF ANOTHER MEETING.

CONTRACT NUMBER
-------------------------

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
                                 ("ACCOUNT A")

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF MANAGERS

                               VOTE CERTIFICATION

     Except as noted below, votes attributable to your group contract must be
cast in accordance with the instructions of Participants. As of                ,
1998, Participants under your contract have instructed you that the votes attributable to their accounts be cast as follows:

1. Election of Managers:

     John W. Rex              FOR       WITHHOLD AUTHORITY
     Daniel D. Adams, Jr.     FOR       WITHHOLD AUTHORITY
     Jean G. Gumerson         FOR       WITHHOLD AUTHORITY
     Edward C. Joullian, III  FOR       WITHHOLD AUTHORITY
     Gregory M. Love          FOR       WITHHOLD AUTHORITY
     J. Dean Robertson        FOR       WITHHOLD AUTHORITY
     G. Rainey Williams, Jr.  FOR       WITHHOLD AUTHORITY

2. Proposal to ratify the appointment of KPMG Peat Marwick LLP as Account A's independent certified public accountants for 1998.

   ---------------------------- FOR
   ---------------------------- AGAINST
   ---------------------------- ABSTAIN

3. Proposal to approve an Agreement and Plan of Reorganization whereby Account A (presently an open-end management investment company) will become a unit investment trust and transfer all of its assets to American Fidelity Dual Strategy Fund, Inc. ("Dual Strategy Fund") in exchange for shares of Dual Strategy Fund.

   ---------------------------- FOR
   ---------------------------- AGAINST
   ---------------------------- ABSTAIN

     Instructions were NOT received for
     ----------------------------------- votes. Under Rules and Regulations of
Account A, these votes must be cast in the same proportions as those for which instructions were received.

     I hereby certify that the totals stated herein are true to the best of my knowledge and belief.

--------------------------------------
        Daniel D. Adams, Jr.,
  Secretary of the Board of Managers